Exhibit 99.2

(b)       Pro Forma Financial Information.

            The following pro forma financial information is filed herewith:

374WATER CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED INFORMATION

374WATER CORPORATION AND SUBSIDIARIES
(F/K/A POWERVERDE, INC)

UNAUDITED PRO FORMA CONDENSED COMBINED INFORMATION

INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma combined financial information gives effect to the merger of PowerVerde, Inc. (“PowerVerde”), 374Water Acquisition Corp., a newly-formed wholly-owned subsidiary of PowerVerde (“Sub”) and 374Water Inc., a privately held company based in Durham, North Carolina (“374Water”).

As reported on our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 22, 2021, on April 16, 2021, PowerVerde, Inc. (“PowerVerde”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with 374Water, Inc., a privately held company based in Durham, North Carolina, www.374Water.com (“374Water”) and 374Water Acquisition Corp., a newly-formed wholly-owned subsidiary of PowerVerde (“Sub”). The parties entered into the Agreement pursuant to their Binding Letter of Intent dated September 20, 2020.

Pursuant to the merger contemplated by the Merger Agreement (the “Merger”), on April 16, 2021 Sub merged into 374Water, with 374Water as the surviving corporation. As a result of the Merger, 374Water is deemed to be the accounting acquirer for accounting purposes. Because 374Water will be treated as the accounting acquirer, 374Water’s assets and liabilities will be recorded at their pre-combination carrying amounts and the historical operations that are reflected in the financial statements will be those of 374Water. PowerVerde assets and liabilities will be recognized at their carrying value as of the transaction date, and consolidated with the assets, liabilities, and results of operations of 374Water after the consummation of the Merger.

In connection with the Merger, all 374Water shares were cancelled and PowerVerde issued to the former 374Water shareholders a total of 64,012,734 shares of PowerVerde common stock. Furthermore, PowerVerde closed on a private placement of 436,782 shares of Series D Convertible Preferred Stock (the “Preferred Stock”), yielding gross proceeds of $6,551,735 (the “Private Placement”). The Preferred Stock has a stated value of $15 per share, is convertible into common stock at $.30 per share and has voting rights based on the underlying shares of common stock. All of the Preferred Stock was sold pursuant to an exemption from registration requirements under Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended.

As a result of the Merger, the issuance of the Preferred Stock and the post-Merger conversion of $1,086,000 principal amount of convertible notes into 4,814,630 shares of PowerVerde common stock, the former 374Water shareholders own 65.8% of PowerVerde’s issued and outstanding common stock and 53.8% of PowerVerde’s issued and outstanding voting stock (which includes the Preferred Stock).

Immediately following the Merger, 374Water changed its name to 374Water Systems Inc., and PowerVerde changed its name to 374Water Inc. on April 30, 2021.

The following unaudited pro forma condensed combined financial statements, which are referred to as the unaudited pro forma financial statements, have been prepared to assist in the analysis of financial effects of the Merger Transaction. The unaudited pro forma condensed statements of combined operations, which are referred to as the unaudited pro forma statements of operations, for the year ended December 31, 2020 and the three months ended March 31, 2021, combine the historical consolidated statements of operations of 374Water Inc., and 374Water Systems Inc., giving effect to the Merger Transaction, as if they had been completed on January 1, 2020, the beginning of the earliest period presented. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2021 were derived from the unaudited condensed consolidated financial statements of 374Water Inc., for the three months ended March 31, 2021, and the unaudited condensed financial statements of 374Water Systems Inc., for the three months ended March 31, 2021. The unaudited pro forma condensed combined balance sheet, which is known as the unaudited pro forma balance sheet, combines the historical balance sheets of 374Water Inc., and 374Water Systems Inc., as of March 31, 2021, giving effect to the Merger Transaction, as if it had been completed on March 31, 2021. The unaudited pro forma condensed combined balance sheet gives effect to this merger as if it had occurred on March 31, 2021.

The unaudited pro forma combined financial information has been included as required and allowed by the rules of the Securities and Exchange Commission and is presented for illustrative purposes only. Such information is not necessarily indicative of the operating results or financial position that would have occurred had the acquisition taken place on March 31, 2021 or January 1, 2020. The pro forma condensed combined financial statements should be read in conjunction with PowerVerde (“374Water Inc.”) Corporation’s Form 10-K for the year ended December 31, 2020, the audited financials of 374Water for the year ended December 31,2020, and the related notes included in this Current Report on Form 8-K.

374WATER CORPORATION AND SUBSIDIARIES

(F/K/A POWERVERDE, INC)
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
March 31, 2021

	374Water Systems, Inc. Historical	374Water Inc. Historical	Total	Pro Forma Adjustments		Pro Forma Combined

ASSETS
Cash	$72,599	$30,052	$102,651	$6,551,735	(1)	$6,654,386
Accounts receivable, net	7,000	1,000	8,000	(7,000	)(4)	1,000
Property and equipment, net	403	—	403			403
Other Assets	275	15,582	15,857	—		15,857
Total Assets	$80,277	$46,634	$126,911	$6,544,735		$6,671,646
LIABILITIES AND STOCKHOLDERS’ Deficit
Current Liabilities
Accounts payable and accrued expenses	$105,215	$198,991	$304,206	$(29,778	)(2)	$274,428
Convertible notes payable to related parties and stockholders, net of debt discount and issuance costs	—	195,817	195,817	(195,817	)(2)	—
Convertible notes payable, net of debt discount and issuance costs	—	97,882	97,882	(97,882	)(2)	—
Other liabilities	15,108	—	15,108	—		15,108
Total Current Liabilities	120,323	492,690	613,013	(323,477)		289,536
Long-Term Liabilities
Convertible notes payable to related parties and stockholders, net of debt discount and issuance costs, less current portion	—	29,124	29,124	(29,124	)(2)	—
Convertible notes payable, net of debt discount and issuance costs, less current portion	—	154,784	154,784	(154,784	)(2)	—
Total Long-Term Liabilities	—	183,908	183,908	(183,908)		—
Total Liabilities	120,323	676,598	796,921	(507,385)		289,536
Stockholders’ Deficit
Common stock	1	4,048	4,049	11,216	(2)(3)	15,265
Preferred Stock	—	—	—	44	(1)	44
Additional paid-in capital	21,910	13,541,849	13,563,759	7,664,117	(1)(2)(3)	21,187,828
Treasury stock, 12,577,408	—	(791,139)	(791,139)	—		(791,139)
Accumulated deficit	(61,957)	(13,384,722)	(13,446,679)	(623,257	)(5)	(14,029,888)
Total Stockholders’ Deficit	(40,046)	(629,964)	(670,011)	7,052,120		6,382,110
Total Liabilities and Stockholders’ Equity	$80,277	$46,634	$126,911	$6,544,735		$6,671,646

374WATER CORPORATION AND SUBSIDIARIES

(F/K/A POWERVERDE, INC)
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Three Months ended March 31, 2021

	374Water Systems, Inc. Historical	374Water, Inc. Historical	Total	Pro Forma Adjustments		Pro Forma Combined
Revenues	$0	$1,000	$1,000	$—		$1,000
OPERATING EXPENSES
Research and development	20,551	34,398	54,949	—		54,949
General and administrative	47,204	158,187	205,391	—		205,391
TOTAL OPERATING EXPENSES	67,755	192,585	260,340	—		260,340
Loss from Operations	(67,755)	(191,585)	(259,340)	—		(259,340)
Other Income and (Expenses)
Gain on settlement of accounts payable	—	3,800	3,800	—		3,800
Interest expense	—	(90,563)	(90,563)	90,563	(5)	—
Total Other Expenses, net	—	(86,763)	(86,763)	90,563		3,800
Loss before Income Taxes	(67,755)	(278,348)	(346,103)	90,563		(255,540)
Provision for Income Taxes	—	—	—	—		—
NET LOSS	$(67,755)	$(278,348)	$(346,103)	$90,563		$(255,540)
Net Loss per Share - Basic and Diluted	$—	$—	$—	$—		$—
Weighted Average Common Shares Outstanding - Basic and Diluted	—	27,940,494	—	—		—

374WATER CORPORATION AND SUBSIDIARIES

(F/K/A POWERVERDE, INC)
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	374Water Systems, Inc. Historical	374Water Inc. Historical	Total	Pro Forma Adjustments		Pro Forma Combined
Revenue, net	$72,329	$40,000	$112,329	—		$112,329
OPERATING EXPENSES
Research and development	26,274	114,559	140,833	—		140,833
General and administrative	57,718	323,806	381,524	—		381,524
TOTAL OPERATING EXPENSES	83,992	438,365	522,357	—		522,357
Loss from operations	(11,663)	(398,365)	(410,028)	—		(410,028)
Other Income and (Expenses)
Other Income	52,000	—	52,000			52,000
Interest Expense	—	(135,295)	(135,295)	135,295	(5)	—
Total Other Expenses, net	52,000	(135,295)	(83,295)	135,295		(52,000
Loss before Income Tax Benefit	40,337	(533,660)	(493,323)	135,295		(358,028)
Provision for Income Taxes	—	—	—	—		—
NET LOSS	$40,337	$(533,660)	$(493,323)	$135,295		$(358,028)
Net Loss per Share - Basic and Diluted	$—	$(.01)	$—	$—		$—
Weighted Average Common Shares Outstanding - Basic and Diluted	—	27,940,494	—	—		—

374WATER CORPORATION AND SUBSIDIARIES

(F/K/A POWERVERDE, INC)
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS

NOTE 1 — BASIS OF PRESENTATION

The accompanying unaudited pro forma condensed combined financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.

NOTE 2 — PRO FORMA ADJUSTMENTS

The adjustments included in the pro forma balance sheet are as follows:

1.	To record issuance of 436,782 shares of Series D Convertible Preferred Stock closed on a private placement.

2.	To record the post-Merger conversion of $1,086,000 principal amount of convertible notes and accrued interest of $26,778 (comprising all outstanding convertible notes and accrued interest) into 4,814,630 shares of 374Water Inc. common stock.

3.	To record issuance of 64,012,734 shares of common stock to 374Water Systems’ shareholders.

4.	Adjustment to eliminate intercompany transactions.

5.	To remove interest expense on convertible notes and accrued interest converted to equity at closing of Merger.